UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2016

Eastern Virginia Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-23565	54-1866052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Nuckols Road, Suite 325, Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 443-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 13, 2016, Eastern Virginia Bankshares, Inc. (“EVBS”) and Southern National Bancorp of Virginia, Inc. (“SONA”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of December 13, 2016, pursuant to which SONA and EVBS will merge, subject to the terms and conditions set forth therein.  A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

EVBS and SONA will host a conference call regarding the merger at 10:00 a.m. EDT on December 14, 2016.  Instructions for participating in the conference call are included in the attached joint press release.  A copy of the investor presentation that EVBS and SONA will use during this call to provide supplemental information about the proposed transaction is attached hereto as Exhibit 99.2 and incorporated by reference herein.  This investor presentation is also accessible online at www.evb.org under News & Market Data / Presentations.

Forward-Looking Statements

The information presented herein contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding EVBS’s and SONA’s expectations or predictions of future financial or business performance or conditions. These forward-looking statements are based on the current beliefs and expectations of the management of EVBS or SONA and are inherently subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond their control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed or implied in these forward-looking statements.  Forward-looking statements may be identified by words such as “may,” “could,” “will,” “expect,” “believe,” “anticipate,” “forecast,” “intend,” “plan,” “prospects,” “estimate,” “potential,” or by variations of such words or by similar expressions.  Forward-looking statements in this report (including in the exhibits hereto) may include, but are not limited to, statements about projected impacts of and financial results generated by the transaction.  Forward-looking statements speak only as of the date they are made and EVBS and SONA assume no duty to update forward-looking statements, except as required by law.

In addition to factors previously disclosed in EVBS’s and SONA’s reports filed with the Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this report, the following factors, among others, could cause actual results to differ materially from the results expressed in or implied by forward-looking statements and historical performance: the possibility that any of the anticipated benefits of the proposed transactions between SONA and EVBS will not be realized or will not be realized within the expected time period; the risk that integration of the operations of SONA and EVBS will be materially delayed or will be more costly or difficult than expected; the inability to complete the proposed transactions due to the failure to obtain the required stockholder approvals; the failure to satisfy other conditions to completion of the proposed transactions, including receipt of required regulatory and other approvals; the failure of the proposed transactions to close for any other reason; the effect of the announcement of the transaction on customer relationships and operating results; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; changes in interest rates; general economic conditions and those in the market areas of SONA and EVBS; legislative and regulatory changes; monetary and fiscal policies of the U.S. government, including policies of the U.S. Department of the Treasury and the Federal Reserve; the quality or composition of SONA’s or EVBS’s loan or investment portfolios and the valuation of those portfolios; success in raising capital by SONA or EVBS; and accounting principles, policies and guidelines.  Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, may not reflect actual results and may not be relied upon.

Additional Information About the Proposed Transaction and Where to Find It

Investors are urged to review carefully and consider all public filings by EVBS and SONA with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Quarterly Reports on Form 10-Q, and their Current Reports on Form 8-K.  The documents filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.  The documents filed by EVBS with the SEC may also be obtained free of charge at EVBS’s website at www.evb.org or by requesting them in writing to EVBS, 10900 Nuckols Road, Suite 325, Glen Allen, Virginia, 23060, Attention: Investor Relations.  The documents filed by SONA with the SEC may also be obtained free of charge at SONA’s website at www.sonabank.com or by requesting them in writing to Southern National Bancorp of Virginia, Inc., 6830 Old Dominion Drive, McLean, Virginia 22101, Attention: Investor Relations.

In connection with the proposed transaction, SONA intends to file a registration statement on Form S-4 with the SEC which will include a joint proxy statement of SONA and EVBS and a prospectus of SONA.  A definitive joint proxy statement/prospectus will be sent to the shareholders of each company seeking the required shareholder approvals. This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  Before making any voting or investment decision, investors and security holders of SONA and EVBS are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction.  Free copies of these documents may be obtained as described above.

EVBS, SONA and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from EVBS and SONA shareholders in connection with the proposed transaction.  Information about the directors and officers of EVBS and their ownership of EVBS common stock is set forth in the definitive proxy statement for EVBS’s 2016 annual meeting of shareholders, as previously filed with the SEC on April 21, 2016.  Information about the directors and officers of SONA and their ownership of SONA common stock is set forth in the definitive proxy statement for SONA’s 2016 annual meeting of stockholders, as previously filed with the SEC on March 21, 2016.  Investors may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus when they become available.  Free copies of these documents may be obtained as described above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Joint press release of Southern National Bancorp of Virginia, Inc. and Eastern Virginia Bankshares, Inc., dated December 13, 2016

99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN VIRGINIA BANKSHARES, INC.
(Registrant)

Date: December 13, 2016	By:	/s/ Joe A. Shearin
	Name:	Joe A. Shearin
	Title:	President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Joint press release of Southern National Bancorp of Virginia, Inc. and Eastern Virginia Bankshares, Inc., dated December 13, 2016

99.2	Investor Presentation